                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) April 6, 2000
                                                           -------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-14671                04-3444269
          --------                      -------                ----------
(State or other Jurisdiction of       (Commission             (IRS Employer
incorporation or organization)        File Number)          Identification No.)


                     31 Court Street, Westfield, MA 01085
                     ------------------------------------
                   (Address of principal executive offices)


                                 (413) 568-9141
                                ---------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         -------------

         On April 6, 2000, Woronoco Bancorp, Inc. (the "Company") issued a press release which announced the completion of its plan to repurchase up to 10% of its outstanding shares of common stock.

         A press release announcing the stock repurchase is attached as Exhibit 99.1.


Item 7.  Financial Statements and Other Exhibits.
         ----------------------------------------

         Exhibit 99.1  Press Release dated April 6, 2000.
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                                 SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WORONOCO BANCORP, INC.


Dated:  April 6, 2000         By:  /s/ Cornelius D. Mahoney
                                   ---------------------------------------
                                   Cornelius D. Mahoney
                                   Chairman of the Board, President and
                                   Chief Executive Officer
                                   (principal executive officer)
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    FOR IMMEDIATE RELEASE                   For More Information Contact:
                                            Mark Roberts
                                            Vice President Finance
                                            (413) 568-9141

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         WORONOCO BANCORP, INC. COMPLETES SECOND SHARE REPURCHASE PLAN
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WESTFIELD, MA--April 6, 2000--Woronoco Bancorp, Inc. (the "Company") (AMEX:WRO),
the holding company for Woronoco Savings Bank (the "Bank"), announced today that it has completed the repurchase of 569,892 shares, or 10%, of its outstanding common stock at an average price of $10.29 per share.

"Market conditions have allowed us to repurchase shares at very attractive prices," said Cornelius D. Mahoney, Chairman, President and CEO. "Based on our stock's closing price of $9.75 on April 5, 2000, we continue to believe that the repurchase of shares will enhance shareholder value."

Woronoco Bancorp, Inc. is a publicly owned savings and loan holding company and the parent corporation of Woronoco Savings Bank, headquartered at 31 Court Street, Westfield, MA 01085. The Bank provides a wide variety of financial products and services through its 11 branch offices located throughout Hampden and Hampshire Counties in Western Massachusetts. The Bank's deposits are insured by the Federal Deposit Insurance Corporation and the Depositors Insurance Fund. For more information regarding the Bank's products and services, and for Woronoco Bancorp, Inc. investor relations information, please visit our web site at www.woronoco.com.

Statements contained in this news release, which are not historical facts, contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.